Exhibit 99.1

STOCKHOLDER VOTING AGREEMENT

THIS STOCKHOLDER VOTING AGREEMENT (this “Agreement”) is entered into as of February 6, 2007 by and among the stockholders listed on the signature page(s) hereto (collectively, the “Stockholders” and each individually, a “Stockholder”), Keane, Inc., a Massachusetts corporation (the “Company”), and Caritor, Inc., a California corporation (“Buyer”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

WHEREAS, as of the date hereof, the Stockholders collectively own of record and beneficially the shares of Common Stock, $.10 par value per share, of the Company (such shares being referred to herein collectively as the “Shares” and, for the avoidance of doubt, all references herein to a Stockholder’s Shares shall include not only all the Shares opposite such Stockholder’s name on Schedule I, but also all additional shares of Company Common Stock that are owned directly or indirectly by such Stockholder or any Person controlled by or under common control with such Stockholder, subject in all cases to Transfers of such Shares that have been made to Permitted Transferees to the extent permitted by and in accordance with Section 2(a)) set forth opposite their respective names on Schedule I hereto;

WHEREAS, concurrently with the execution of this Agreement, Buyer, Buyer’s Subsidiary, a Massachusetts corporation and a wholly owned subsidiary of Buyer (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company, and the Company will be the surviving corporation (the “Merger”); and

WHEREAS, as a condition to the willingness of Buyer to enter into the Merger Agreement, Buyer has required that the Stockholders enter into, and in order to induce Buyer to enter into the Merger Agreement, the Stockholders are willing to enter into, this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

Section 1.               Voting of Shares.  Each Stockholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, at the Company Meeting or any other meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company, such Stockholder (a) will vote or consent to, or cause to be voted or consented to, all of his, her or its Shares to approve the Merger Agreement and (b) will vote all of his, her or its Shares against, and not provide consents to, any and all Acquisition Proposals and agreements providing for Acquisition Proposals or any proposal or nomination made by a Person who is, or whose Affiliate is, making, or has communicated an intention to make, an Acquisition Proposal.  In the event the Merger

Agreement is amended in accordance with its terms to provide for a tender offer structure, such Stockholder shall tender his, her or its Shares before the scheduled expiration date for such tender offer by Buyer.

Section 2.               Transfer of Shares.

(a)           Each Stockholder covenants and agrees that, without the written consent of Buyer, such Stockholder will not directly or indirectly (i) sell, assign, transfer (including by merger, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber, assign or otherwise dispose of (“Transfer”) any Shares or the Beneficial Ownership (as hereinafter defined) thereof (except to a Permitted Transferee), (ii) deposit any Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Shares or the Beneficial Ownership thereof or grant or agree to grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect Transfer of any Shares or the Beneficial Ownership thereof (except, in each case under clause (i) and this clause (iii), to a Permitted Transferee).  For purpose of this Agreement, “Beneficial Ownership” shall have the meaning given to such term in Rule 13d-3 under the Exchange Act (disregarding the reference to “within 60 days” in Rule 13d-3(d)(1)(i)).  As used herein, a “Permitted Transferee” shall mean a Person that (A) is a signatory to this Agreement as of the date hereof, owns Shares continuously from the date hereof through the time of the action proposed under Section 2(a)(i) or Section 2(a)(iii), and has not violated this Agreement or (B) before such action proposed under Section 2(a)(i) or Section 2(a)(iii) occurs, agrees in writing, in form and substance to the reasonable satisfaction of Buyer, to be bound as a Stockholder under this Agreement and has not violated this Agreement.  In connection with any Transfer of Shares to a Permitted Transferee, the transferring Stockholder may transfer its rights and obligations under this Agreement to the Permitted Transferee, but the transferring Stockholder shall remain primarily liable for all breaches of such obligations before such Transfer and shall remain secondarily liable for all breaches of such transferred obligations from and after such Transfer.  Notwithstanding anything herein to the contrary, nothing in this Agreement shall permit any Transfer of Shares, Beneficial Ownership, rights or obligations or any other action that would otherwise be permitted by this Section 2(a) if such Transfer or other action would create any material impediment or delay to the performance or consummation of the Merger Agreement or this Agreement, including, without limitation, triggering the applicability of any Takeover Statute to the Merger Agreement, this Agreement or any of the transactions contemplated by the Merger Agreement or this Agreement.

(b)           Each Stockholder undertakes that, while this Agreement is in effect, except as contemplated by Section 7, such Stockholder shall not, directly or indirectly, (i) solicit, initiate, propose or knowingly encourage or take any other action to knowingly facilitate an Acquisition Proposal, (ii) enter into any letter of intent, memorandum of understanding, agreement, option agreement, voting agreement or other agreement or arrangement with respect to any Acquisition Proposal or (iii) enter into, continue, participate, engage or knowingly assist in any manner in negotiations or discussions with, or provide any non-public information or data to, any person (other than Buyer or any of its affiliates or representatives) relating to any Acquisition Proposal.

Section 3.               Reasonable Efforts to Cooperate.

(a)           Except as contemplated by Section 7, each Stockholder will, without further consideration, promptly provide any information reasonably requested by the Company, Buyer or Merger Sub for any regulatory application or filing made or approval sought in connection with the transactions contemplated by this Agreement or the Merger Agreement (including filings with the SEC or any other Governmental Entity).

(b)           Each Stockholder hereby consents to the publication and disclosure in the Proxy Statement, statements of beneficial ownership filed by Buyer and its Affiliates (and any other documents or communications provided by Buyer, Merger Sub or the Company to any Governmental Entity or to security holders of the Company) such Stockholder’s identity and Beneficial Ownership of the Shares and the nature of such Stockholder’s commitments, arrangements and understandings under and relating to this Agreement.

(c)           Each Stockholder agrees, while this Agreement is in effect, (i) upon written request by Buyer, to notify Buyer promptly in writing of the number of additional Shares, any options to purchase Shares or other securities of the Company acquired by such Stockholder, if any, after the date hereof and (ii) to notify Buyer promptly in writing if it receives, in its capacity as a Stockholder, any inquiries or proposals relating to the matters contemplated by Section 2(b) and to include in such notice the identity of the counterparty and the material provisions of the inquiry or proposal.

Section 4.               Representations and Warranties of the Stockholders.  Each Stockholder on such Stockholder’s own behalf hereby severally, and not jointly, represents and warrants to Buyer as follows:

(a)           Ownership of Shares.  Except as set forth on Schedule I hereto, the Stockholder (i) is the sole owner of record and Beneficial Owner of all of the Shares as set forth opposite his, her or its name on Schedule I hereto and (ii) has sole voting power with respect to all of such Shares and has not entered into any voting agreement or voting trust with respect to any such Shares and has not as of the date hereof granted a proxy, a consent or power of attorney with respect to such Shares and, so long as this Agreement is in effect, will not grant any such proxies, consents and powers of attorney with respect to such Shares that are inconsistent with this Agreement.

(b)           Power, Binding Agreement.  The Stockholder has the requisite power and authority to enter into and perform all of its obligations under this Agreement and no further proceedings or actions on the part of such Stockholder are necessary to authorize the execution, delivery or performance by such Stockholder of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

(c)           No Conflicts.  The execution and delivery of this Agreement by the Stockholder do not, and the consummation of the transactions contemplated hereby by the

Stockholder will not, result in any breach or violation of, require any consent under, be in conflict with or constitute a default (whether with notice of lapse of time or both) under any mortgage, bond, indenture, agreement, instrument, obligation, judgment, order, decree, law or regulation to which the Stockholder is a party or by which the Stockholder (or his, her or its Shares) are bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not in any material respect impair or adversely affect the Stockholder’s ability to perform his, her or its obligations under this Agreement.  Except as expressly contemplated hereby or as set forth on Schedule I hereto, the Stockholder is not a party to any voting agreement or voting trust relating to the Shares.

Section 5.               Termination.  This Agreement shall terminate upon the first to occur of (a) the Effective Time and (b) any termination of the Merger Agreement in accordance with the terms thereof.  Any such termination shall be without prejudice to liabilities arising hereunder before such termination.

Section 6.               Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

Section 7.               Fiduciary Duties.  Each Stockholder is signing this Agreement solely in such Stockholder’s capacity as an owner of his, her or its respective Shares, and nothing herein shall prohibit, prevent or preclude such Stockholder from taking or not taking any action in his or her capacity as an officer or director of the Company.

Section 8.               Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto, written or oral, with respect to the subject matter hereof, and the parties hereto specifically disclaim reliance on any such prior understandings, agreements or representations to the extent not embodied in this Agreement. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto; provided, that Buyer and Merger Sub may waive compliance by any other party with any representation, agreement or condition otherwise required to be complied with by any such party under this Agreement or release any other party from its obligations under this Agreement, but any such waiver or release shall be effective only if in writing and executed by Buyer and Merger Sub.

(b)           Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.  In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

(c)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the Commonwealth of Massachusetts.

(d)           Counterparts and Signature.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  This Agreement may be executed and delivered by facsimile transmission.

(e)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (iii) on the date of confirmation of receipt (or the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by facsimile, in each case to the intended recipient as set forth below:

(i)            if to a Stockholder to the address set forth below such Stockholder’s name on Schedule I to this Agreement;

(ii)           if to the Buyer to:

Caritor, Inc.

210 Porter Drive, Suite 315

San Ramon, CA 94583

Attn: Mani Subramanian

Telecopy: (925)-838-7138

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY 10006

Attn:   Ethan A. Klingsberg, Esq.

Jeffrey S. Lewis, Esq.

Duane McLaughlin, Esq.

Telecopy: (212) 225-3999

with a copy to:

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, Twenty-Fourth Floor

San Francisco, CA 94105

Attn:   Gregg F. Vignos, Esq.

Luke P. Iovine, Esq.

Telecopy: (415)-856-7100

(iii)          if to the Company to:

Keane, Inc.

100 City Square

Boston, MA 02129

Attention:  Chief Executive Officer

Telecopy:  (617) 517-1210

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attn:  Hal J. Leibowitz, Esq.

Telecopy: (617) 526-5000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telex, ordinary mail or electronic mail), but no such notice of other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended.  Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

(f)            No Third Party Beneficiaries.  This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto.

(g)           Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment or delegation without such prior written consent shall be null and void, except that the Buyer may assign this Agreement to any direct or indirect wholly owned subsidiary of the Buyer without the consent of the Company or the Stockholders (provided that the Buyer shall remain liable for all of its obligations under this Agreement) and any Stockholder may assign this Agreement to the extent permitted by, and in accordance with, Section 2(a).  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

(h)           Interpretation.  When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated.  The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

(i)            Submission to Jurisdiction.  Each of the parties to this Agreement (i) consents to submit itself to the personal jurisdiction of any state or federal court sitting in The Borough of Manhattan in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court.  Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto.  Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 8(e).  Nothing in this Section, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

(j)            Expenses.  All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

COMPANY

By:	/s/ Kirk Arnold
Name: Kirk Arnold
Title: Vice Chair and President and Chief
Executive Officer

BUYER

By:	/s/ S. Subramanian
Name:	S. Subramanian
Title:	Chairman & CEO

STOCKHOLDERS:

/s/ John F. Keane
John F. Keane

John F. Keane 1993 Revocable Trust

By:	/s/ John F. Keane
John F. Keane, Trustee

By:	/s/ Marilyn T. Keane
Marilyn T. Keane, Trustee

John F. Keane Grantor Retained Annuity Trust

By:	/s/ John F. Keane
John F. Keane, Trustee

/s/ Marilyn T. Keane
Marilyn T. Keane

Marilyn T. Keane 2006 Grantor Retained Annuity Trust

By:	/s/ Marilyn T. Keane
Marilyn T. Keane, Trustee

Marilyn T. Keane 1997 Revocable Trust

By:	/s/ Marilyn T. Keane
Marilyn T. Keane, Trustee

By:	/s/ John F. Keane
John F. Keane, Trustee

/s/ Brian T. Keane
Brian T. Keane

John Francis Keane Irrevocable Children’s Trust for Benefit of Brian T. Keane

By:	/s/ Marilyn T. Keane
Marilyn T. Keane, Trustee

By:	/s/ Brian T. Keane
Brian T. Keane, Trustee

John F. and Marilyn T. Keane 1997 Children’s Trust for Benefit of Brian T. Keane

By:	/s/ Brian T. Keane
Brian T. Keane, Trustee

Brian T. Keane Revocable Trust

By:	/s/ Brian T. Keane
Brian T. Keane, Trustee

By:	/s/ Elizabeth F. Keane
Elizabeth F. Keane, Trustee

/s/ John F. Keane, Jr.
John F. Keane, Jr.

John Francis Keane Irrevocable Children’s Trust for Benefit of John F. Keane, Jr.

By:	/s/ Marilyn T. Keane
Marilyn T. Keane, Trustee

By:	/s/ John F. Keane, Jr.
John F. Keane, Jr., Trustee

John F. and Marilyn T. Keane 1997 Children’s Trust for Benefit of John F. Keane, Jr.

By:	/s/ John F. Keane, Jr.
John F. Keane, Jr., Trustee

/s/ Victoire K. Lang
Victoire K. Lang

John Francis Keane Irrevocable Children’s Trust for Benefit of Victoire K. Lang

By:	/s/ Marilyn T. Keane
Marilyn T. Keane, Trustee

By:	/s/ Victoire K. Lang
Victoire K. Lang, Trustee

John F. and Marilyn T. Keane 1997 Children’s Trust for Benefit of Victoire K. Lang

By:	/s/ Victoire K. Lang
Victoire K. Lang, Trustee